Dreyfus
New York Insured
Tax Exempt Bond Fund



SEMIANNUAL REPORT
June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value


Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                       Dreyfus New York Insured
                                                           Tax Exempt Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Insured Tax Exempt Bond Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, Richard Moynihan.

During the past six months, the U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending. These conditions have helped support the credit quality of many states and municipalities.

Tax-exempt fixed-income securities provided especially attractive results relative to taxable U.S. Treasury securities. While prices of U.S. Treasury securities declined significantly, a lack of new issuance relative to robust investor demand supported most municipal bond prices, which declined more modestly. As a result, the differences in valuations between taxable and tax-exempt bonds narrowed to more historically normal levels.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New York Insured Tax Exempt Bond Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Richard Moynihan, Portfolio Manager

How did Dreyfus New York Insured Tax Exempt Bond Fund perform during the period

The fund produced a -2.02% total return(1) over the six-month period ended June 30, 1999 compared to a total return of -1.45% for the average of the Lipper New York Insured Municipal Debt Funds category.(2)

We attribute the fund's performance to being weighted in long-term bonds in a rising interest rate environment. Returns were also affected by our security selection strategy, which focused on high-quality, insured municipal bonds issued by New York state, its municipalities and authorities. Although insured securities generally tend to carry lower yields than bonds with lower credit ratings, insured securities are generally more liquid, making them easier to sell and thus giving the fund more flexibility to react in a weak market.

What is the fund's investment approach?

Our goal is to seek a high level of federal and New York state tax-exempt income
from   a  diversified  portfolio  of  insured  municipal  bonds.  We  also  seek competitive total returns.

To achieve these objectives, we employ two primary strategies. First, we attempt to add value by searching the New York marketplace for those insured tax-exempt bonds that provide the highest income yields. This search involves a thorough analysis of individual securities' characteristics -- such as maturity, yield, price and redemption features -- under prevailing and anticipated market conditions. When we find securities that we believe are more attractive than existing holdings, we typically use them to enhance the portfolio.

Second, we tactically manage the portfolio's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary interest-rate and supply-and-demand changes. If we expect The Fun



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

interest rates to rise or the supply of newly issued bonds to increase, for example, we may reduce the portfolio's average duration by making cash available for the purchase of higher-yielding securities. Conversely, if we expect interest rates to decline or the demand for municipal bonds to surge, we may increase the portfolio's average duration to maintain current yields for as long as practical and take advantage of opportunities for capital appreciation. At other times, we try to maintain a "neutral" average duration between seven and nine years.

What other factors influenced the fund's performance?

Because of strong economic conditions throughout the country, New York state and its municipalities have had less need to borrow. As a result, fewer tax-exempt bonds were issued than in the same period one year ago. This lack of supply intensified in the second quarter of 1999 when New York state once again failed to pass its annual budget on time. Without a budget in place, the state and its municipalities and authorities were limited in issuing new debt. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance between supply and demand helped support New York municipal bond prices.

In addition, the fund was affected by rising interest rates over the past six months. Economies in Japan and Southeast Asia appear to have begun to recover, and the continuing growth of the U.S. economy has been stronger than most analysts expected. This economic news raised concerns among some fixed-income investors that inflation pressures might re-emerge. In fact, the Federal Reserve Board increased short-term interest rates on June 30 in an attempt to forestall a reacceleration of inflation. Because the market anticipated this change in monetary policy before it was announced, higher short-term rates had little immediate effect on longer-term tax-exempt yields.


<PAGE 4>


What is the fund's current strategy?

We have continued to search for the most attractive values in New York's insured municipal bond market. We have found such values, in our opinion, in bonds from a diverse array of issuers. This includes the state's insured general obligation bonds as well as insured securities issued by New York City, which has traditionally offered higher yields than most other New York issuers. However, a strong economy and prudent fiscal management have improved New York City's financial condition, and new issues have not been priced as attractively as they once were.

In anticipation of higher interest rates, we adopted a more defensive posture. We maintained the fund's average duration toward the short end of its range. As of June 30, the fund's average duration was 7.72 years. In our view, this should give us the flexibility we need to capture higher yields as they become available.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

<PAGE 5>

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.3%                                                       Amount ($)              Value ($)
---------------------------------------------------------------------------------------------------------------------------------
NEW YORK--94.9%

Development Authority of the North Country,

  Solid Waste Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,440,868

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,500,254

Metropolitan Transportation Authority,

  Transit Facilities Revenue:

    6.50%, 7/1/2018 (Insured; FGIC)

         (Prerefunded 7/1/2002)                                                               4,000,000  (a)           4,334,120

      4.75%, 7/1/2026 (Insured: FGIC)                                                         2,000,000                1,796,760

Nassau County Industrial Development Agency,

  Civic Facility Revenue (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA)                                                            2,000,000                1,790,440

New York City:

   6%, 8/1/2007 (Insured; FGIC)                                                               2,000,000                2,148,780

   5.25%, 3/15/2015 (Insured; MBIA)                                                           1,500,000                1,484,850

   7.25%, 3/15/2018 (Insured; FSA)                                                            1,000,000                1,039,230

N.ew York City Municipal Water Finance Authority,

  Water and Sewer System Revenue

  6.20%, 6/15/2021 (Insured; AMBAC)

   (Prerefunded 6/15/2002)                                                                    2,000,000  (a)           2,137,540

New York State Dormitory Authority:

  LR

    (Municipal Health Facilities Improvement Program)

         4.75%, 1/15/2029 (Insured; FSA)                                                      2,000,000                1,783,460

   Revenue:

      (City University):

         5.35%, 7/1/2009 (Insured; FGIC)                                                      5,000,000                5,150,300

         6.30%, 7/1/2024 (Insured; AMBAC)

           (Prerefunded 7/1/2004)                                                             2,800,000  (a)           3,070,340

      (Ithaca College) 6.25%, 7/1/2021 (Insured; MBIA)

         (Prerefunded 7/1/2001)                                                               1,000,000  (a)           1,062,070

      (Mount Sinai School of Medicine):

         5.15%, 7/1/2024 (Insured; MBIA)                                                      5,765,000                5,626,467

         6.75%, 7/1/2009 (Insured; MBIA)                                                      3,000,000                3,204,870

      (New York and Presbyterian Hospital)
         4.75%, 8/1/2027 (Insured; AMBAC)                                                     2,000,000                1,793,160

      (St. Johns University)

         4.75%, 7/1/2028 (Insured; MBIA)                                                      5,250,000                4,692,923




<PAGE 6>

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Energy Research and

  Development Authority, Revenue:

    Facilities (Con Edison Co. of New York Inc. Project)

         6.375%, 12/1/2027 (Insured; MBIA)                                                    5,000,000                5,230,950

      Pollution Control (Niagara Mohawk Power Corp.)

         6.625%, 10/1/2013 (Insured; FGIC)                                                    4,500,000                4,789,710

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,145,700

New York State Medical Care Facilities Finance Agency,

  Revenue:

    (Hospital and Nursing Home)

         6.125%, 2/15/2015 (Insured; MBIA)                                                    4,000,000                4,228,880

      (Mental Health Service Facilities Improvement):

         6.25%, 8/15/2018 (Insured; AMBAC)

            (Prerefunded 2/15/2002)                                                           4,340,000  (a)           4,637,637

         6.25%, 8/15/2018 (Insured; AMBAC)                                                      345,000                  364,806

      (Sisters of Charity Hospital)

         6.625%, 11/1/2018 (Insured; AMBAC)                                                   2,000,000                2,130,200

New York State Mortgage Agency, Revenue

  (Homeownership Mortgage)


   6.45%, 10/1/2017 (Insured; MBIA)                                                           1,000,000                1,073,160

New York State Urban Development Corp., Revenue

  (Correctional Facilities):

      4.75%, 1/1/2028 (Insured; AMBAC)                                                        3,000,000                2,687,940

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,101,700

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           7,160,000                7,457,570

   4.25%, 10/1/2026 (Insured; FGIC)                                                           2,000,000                1,664,920

   6.25%, 1/15/2027 (Insured; AMBAC)                                                          2,000,000                2,092,880

   4.375%, 10/1/2033 (Insured; FGIC)                                                          2,000,000                1,666,560

   Special Obligation Revenue

      (JFK International Air Terminal Project)
      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,519,700

Triborough Bridge and Tunnel Authority:

  General Purpose Revenues

      6.125%, 1/1/2021 (Insured; CMAC)                                                        2,000,000                2,214,340

   Special Obligation

      6%, 1/1/2015 (Insured; AMBAC) (Prerefunded 1/1/2002)                                    3,260,000  (a)           3,447,287

Yonkers 5.125%, 8/1/2009 (Insured; AMBAC)                                                     3,125,000                3,147,438

                                                                                                     The Fund

<PAGE 7>


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                 Amount ($)                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--3.4%

Puerto Rico Electric Power Authority, Power Revenue

   5.40%, 7/1/2013 (Insured; MBIA)                                                            3,700,000                3,791,648
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $107,635,487)                                                             98.3%              109,449,458

CASH AND RECEIVABLES (NET)                                                                         1.7%                1,894,176

NET ASSETS                                                                                       100.0%              111,343,634


<PAGE 8>


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       LR            Lease Revenue
                  Corporation                                          MBIA          Municipal Bond Investors
CMAC           Capital Market Assurance Corporation                                      Assurance Insurance
FGIC           Financial Guaranty Insurance Company                                      Corporation
FSA            Financial Security Assurance                            RRR           Resources Recovery Revenue

Summary of Combined Ratings

Fitch                  or              Moody's          or       Standard & Poor's                           Value (%)
---------------------------------------------------------------------------------------------------------------------------------

AAA                                    Aaa                       AAA                                             100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  AT JUNE 30, 1999, 26.1% OF THE FUND'S NET ASSETS ARE INSURED BY FGIC AND
33.9% ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 9>


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost  Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           107,635,487   109,449,458

Interest receivable                                                   2,221,726

Prepaid expenses                                                          1,080

                                                                    111,672,264
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            85,304

Due to Distributor                                                        1,974

Cash overdraft due to Custodian                                         180,310

Accrued expenses                                                         61,042

                                                                        328,630
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      111,343,634
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     108,803,432

Accumulated net realized gain (loss) on investments                     726,231

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,813,971
-------------------------------------------------------------------------------
NET ASSETS ($)                                                      111,343,634
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 10,248,244

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   10.86

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 10>


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,156,177

EXPENSES:

Management fee--Note 3(a)                                              356,583

Shareholder servicing costs--Note 3(b)                                 179,072

Professional fees                                                       34,851

Trustees' fees and expenses--Note 3(c)                                  20,446

Registration fees                                                       11,778

Prospectus and shareholders' reports--Note 3(b)                         11,550

Custodian fees                                                           6,045

Loan commitment fees--Note 2                                               291

Miscellaneous                                                           11,587

TOTAL EXPENSES                                                         632,203

Less--reimbursement of prospectus costs--Note 3(b)                      (2,511)

NET EXPENSES                                                           629,692

INVESTMENT INCOME--NET                                               2,526,485
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                                417,349

Net unrealized appreciation (depreciation) on investments           (5,296,894)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,879,545)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,353,060)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 11>


STATEMENT OF CHANGES IN NET ASSETS


                                           Six Months Ended

                                            June 30, 1999       Year Ended
                                              (Unaudited)      December 31, 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,526,485           5,415,102

Net realized gain (loss) on investments           417,349           1,511,337

Net unrealized appreciation (depreciation)
   on investments                              (5,296,894)           (230,294)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,353,060)          6,696,145
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,526,485)          (5,415,102)

Net realized gain on investments                        -           (1,743,200)

TOTAL DIVIDENDS                                (2,526,485)          (7,158,302)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,423,694            8,985,439

Dividends reinvested                            1,656,147            4,818,825

Cost of shares redeemed                       (13,981,026)         (27,040,030)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,901,185)         (13,235,766)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (10,780,730)         (13,697,923)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           122,124,364          135,822,287

END OF PERIOD                                 111,343,634          122,124,364
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       572,171              789,248

Shares issued for dividends reinvested            148,174              424,000

Shares redeemed                                (1,256,478)          (2,375,683)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (536,133)          (1,162,435)

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 12>


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Six Months Ended
                                                June 30, 1999                         Year Ended December 31,
                                                                             --------------------------------------------

(Unaudited)                                                      1998         1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,


   beginning of period                              11.32        11.37        11.19          11.68         10.66        12.04

Investment Operations:

Investment income--net                                .24          .49          .50            .54           .59          .60

Net realized and unrealized
   gain (loss) on investments                        (.46)         .11          .30           (.31)         1.02         1.39)

Total from Investment Operations                     (.22)         .60          .80            .23          1.61         (.79)

Distributions:

Dividends from investment

   income--net                                       (.24)         (.49)         (.50)          (.54)         (.59)        (.59)

Dividends from net realized gain
   on investments                                      --          (.16)         (.12)          (.18)           --           --

Total Distributions                                  (.24)         (.65)         (.62)          (.72)         (.59)        (.59)

Net asset value, end of period                      10.86         11.32         11.37          11.19         11.68        10.66
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   (4.07)(a)      5.38          7.41           2.12         15.38        (6.62)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average

   net assets                                      1.06(a)          1.02           .99           1.02          .99           .98

Ratio of net investment income

   to average net assets                           4.25(a)          4.28          4.47           4.78         5.20          5.31

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                     (.00)(a,b)         --            --             --           --           .01

Portfolio Turnover Rate                            8.54(c)         44.69        116.40          84.24         31.13        12.79
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  111,344          122,124       135,822        142,837       157,317      151,696

(A)  ANNUALIZED.
(B)  AMOUNT REPRESENTS LESS THAN .01%.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 13>


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Insured Tax Exempt Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.


<PAGE 14>


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $1,777 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of
the    Facility.    Interest    is     The    Fund

<PAGE 15>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee And Other Transactions  With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses of the fund, exceed 11/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended June 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, " Dreyfus") for advertising and marketing relating to the fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .  005   of   1%   of   the   value   of   the   fund'  s   average   daily  ne

<PAGE 16>


assets for any full year. During the period ended June 30, 1999, $151,087 was charged to the fund pursuant to the Plan, of which $2,511 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $20,388 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to
$10,030,960    and    $15,611,676,    respectively.

At  June  30,  1999,  accumulated net unrealized appreciation on investments was
$1,813,971,   consisting   of   $3,581,888  gross  unrealized  appreciation  and
$1,767,917 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

<PAGE 17>


                                                           For More Information

                         Dreyfus New York
                         Insured Tax Exempt
                         Bond Fund
                         200 Park Avenue
                         New York, NY 10166

                         Manager
                         The Dreyfus Corporation
                         200 Park Avenue
                         New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent & Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109



To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com




            (c) 1999, Dreyfus Service Corporation                      577SA996